Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

14. Income Taxes

        Generally, the discharge of a debt obligation by a debtor for an amount less than the adjusted issue price creates cancellation of indebtedness ("COD") income, which must be included in the debtor's income. However, COD income is not recognized by a taxpayer that is a debtor in a reorganization case if the discharge is granted by the court or pursuant to a plan of reorganization approved by the U.S. Bankruptcy Court for the District of Delaware. The Reorganization (Note 1) enabled the Debtors to qualify for this bankruptcy exclusion rule. As a result, the COD income, triggered upon emergence from bankruptcy, has not been included in the taxable income of the Debtors. However, certain income tax attributes, otherwise available and of value to a debtor, are reduced by the amount of COD income. The prescribed order of attribute reduction is defined by Section 108 of the Internal Revenue Code of 1986, as amended (the "IRC"). In brief, the order of reduction is as follows: (i) net operating losses ("NOLs") for the year of discharge and NOL carryforwards; (ii) most credit carryforwards, including the general business credit and the alternative minimum tax credit; (iii) net capital losses for the year of discharge and capital loss carryforwards; and (iv) the tax basis of the debtor's assets.

        Section 382 of the IRC ("Section 382") imposes an annual limitation on our use of NOLs and certain tax credit carryforwards existing at the effective date of the Reorganization. Section 382 also limits the recognition of built-in losses in existence as of the date of an ownership change to the extent that a company is in an overall net unrealized built-in loss position as of that date. Generally, the annual limitation is equal to the value of the stock immediately before the ownership change, multiplied by the long-term tax-exempt rate (i.e., the highest of the adjusted Federal long-term rates in effect for any month in the three calendar month period ending with the calendar month in which the change date occurs). Companies subject to multiple limitations are limited by the lower limitation in effect for the period in question. We underwent an ownership change on December 31, 2008 and again on September 3, 2009 when we emerged from bankruptcy. Under Section 382, we were subject to annual limitations of approximately $85,000 for the ownership change on December 31, 2008 and $10.5 million for the ownership change on September 3, 2009. We were also in a net unrealized built-in loss position as of both of those dates. As such, any built-in losses recognized during the five-year period following those ownership change dates have been significantly limited. As of December 31, 2013, the Company is no longer subject to the built-in loss limitation associated with the ownership change on September 3, 2009 because the Company previously reached the maximum limitation with respect thereto.

        The significant components of the Company's income tax benefit (expense) are summarized in the table below.

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Current:
Federal	$(13)	$52,056	$37
State	76	(9)	(515)

Current income taxes from continuing operations	63	52,047	(478)

Deferred:
Federal	113,916	139	3,979
State	11,730	47	2,639

Deferred income taxes from continuing operations	125,646	186	6,618

Income tax benefit from continuing operations	125,709	52,233	6,140
Income tax expense from discontinued operations	—	(77)	(935)
Income tax expense from sales of discontinued operations	—	(1,677)	(324)

Consolidated income tax benefit, net	$125,709	$50,479	$4,881

        During the year ended December 31, 2013, the Company used $0.6 million of its NOL carryforwards to reduce its current year taxable income. There was no corresponding NOL utilization during the years ended December 31, 2012 and 2011. Due to the effects of changes in the Company's deferred tax asset valuation allowances and unrecognized income tax benefits, its effective income tax rates for continuing operations during 2013 and 2012 were not meaningful as the income tax benefits for such years did not directly correlate to the Company's income (loss) from continuing operations before income taxes. The Company's effective income tax rate for continuing operations during 2011 was 11.3%. The items that caused the Company's income tax rates to differ from the statutory federal income tax rate of 35.0% are summarized in the table below.

	Years Ended December 31,
	2013	2012	2011
	(in thousands)
Expected taxes computed at the federal statutory rate	$(7,329)	$1,447	$19,339
State income tax benefit (expense), net of federal effect	(708)	94	1,402
Unrecognized tax benefit	—	50,498	(891)
Valuation allowances	133,054	15,755	(15,569)
Federal tax refund	—	—	(2,222)
Deferred tax adjustments	21	(12,629)	3,226
Changes in deferred tax rate	131	(668)	2,212
Permanent differences	453	(354)	(1,686)
Other	87	(1,910)	329

Income tax benefit from continuing operations	$125,709	$52,233	$6,140

        The Company and its subsidiaries file consolidated federal and combined state income tax returns. The Company remains subject to federal income tax examination for the years ended December 31, 2013 and 2012 and state income tax examination in various jurisdictions, including Florida, for the years 2010 through 2013.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effects of significant temporary differences that give rise to the Company's deferred tax assets and liabilities are summarized in the table below.

	December 31,
	2013	2012
	(in thousands)
Deferred tax assets:
Net operating losses	$116,348	$114,443
Real estate inventories	66,823	77,827
Acquisition intangibles	10,534	10,513
Investments in unconsolidated joint ventures	3,379	3,384
Property and equipment, net	2,937	2,941
Stock-based compensation expense	2,016	—
Warranties and other accrued expenses	1,634	1,363
Other prepaid expenses and accrued expenses	125	1,295
Other	21	7

Deferred tax assets, before valuation allowances	203,817	211,773
Valuation allowances	(70,981)	(204,035)

Deferred tax assets, after valuation allowances	132,836	7,738

Deferred tax liabilities:
Deferred revenue and income	(2,934)	(3,193)
Acquisition intangibles	(2,667)	(2,605)
Investments in unconsolidated joint ventures	(1,053)	(1,071)
Community development district obligation discounts	(536)	(869)

Deferred tax liabilities	(7,190)	(7,738)

Net deferred tax assets	$125,646	$—

        Upon our emergence from bankruptcy on September 3, 2009, we adopted fresh-start accounting. However, our predecessor company was subject to multiple limitations under Section 382 that affected us as a successor entity. Additionally, the downturn in the housing market from 2006 to 2010, uncertainty as to its length and magnitude, and the Company's operating losses provided significant and persuasive negative evidence that some or all of the Company's net deferred tax assets would not be realized. Because of these factors and the weight of other negative evidence at the time, the Company historically maintained a full valuation allowance for its net deferred tax assets since it emerged from bankruptcy.

        As discussed in Note 2, ASC 740 requires a company to assess the adequacy of its valuation allowance for some or all of its deferred tax assets based on consideration of all of the available evidence, using a "more-likely-than-not" standard. In accordance with ASC 740 and our own accounting practices, we evaluate our net deferred tax assets, including the benefit from NOLs and certain tax credit carryforwards, on a quarterly basis to determine the adequacy of our valuation allowance. As of December 31, 2013, we considered the need for a valuation allowance for the Company's deferred tax assets in light of all of the currently available objectively verifiable positive and negative evidence. Among other things, that evidence included: (i) an indication that the events and conditions that gave rise to significant annual and cumulative operating losses in recent years were unlikely to recur in the foreseeable future; (ii) the Company's return to profitability during the year ended December 31, 2012; (iii) projections of the Company's net income and the generation of taxable income during the year ending December 31, 2014 and beyond, supported, in part, by an existing contractual backlog of home sales; (iv) the remaining federal and Florida statutory carryforward periods attributable to the Company's NOLs; (v) the nature, character, amount, jurisdiction and expected timing of the reversal of certain deferred tax assets in relation to the reversal of recognized deferred tax liabilities; and (vi) improved conditions in the macroeconomic environment and the homebuilding industry, all of which provide positive evidence that it is now more-likely-than-not that certain of the Company's deferred tax assets as of December 31, 2013 will be realized in the future.

        As of December 31, 2013, we determined that the deferred tax asset valuation allowance on certain of the Company's federal and Florida deferred tax assets were no longer needed. Accordingly, the Company reversed $125.6 million of its deferred tax asset valuation allowances during the quarter and year ended December 31, 2013 and such amount has been included as a component of the income tax benefit from continuing operations in the accompanying consolidated statements of operations. The remaining valuation allowance of $71.0 million primarily relates to (i) potential Section 382 and similar state limitations for federal and Florida income and franchise tax purposes and (ii) certain states other than Florida where the more-likely-than-not realization threshold criteria has not been met. Prospectively, we will continue to review the Company's deferred tax assets and the related valuation allowance in accordance with ASC 740 on a quarterly basis.

        As of December 31, 2013, we had (i) $302.2 million of NOL carryforwards for federal income tax purposes and (ii) $276.3 million of NOL carryforwards for Florida income and franchise tax purposes. Substantially all of our federal and Florida NOL carryforwards begin to expire in 2029. As of December 31, 2013, $163.7 million and $143.3 million of our federal and Florida NOL carryforwards, respectively, are each subject to an $85,000 annual limitation. The Company's other federal and Florida NOL carryforwards are not currently subject to limitation under Section 382 or any similar state statute.

        A rollforward of the Company's unrecognized income tax benefits for the year ended December 31, 2012 is presented in the table below (in thousands). No corresponding rollforward tables are necessary for the years ended December 31, 2013 and 2011.

Balance at January 1, 2012	$45,451
Changes for tax positions of prior years	(45,451)

Balance at December 31, 2012	$—

        During 2008 and 2009, we recorded reserves related to unrecognized income tax benefits and a related income tax receivable for positions taken on the Company's federal income tax returns. We had substantial authority for the tax positions claimed on the tax returns and the related NOL carrybacks but we did not believe that those positions rose to the "more-likely-than-not" threshold for purposes of financial statement recognition. During the year ended December 31, 2012, we successfully completed an audit by the Internal Revenue Service pertaining to the 2003 to 2008 tax years and, as a result thereof, we recognized a related tax benefit of $50.5 million associated with the underlying tax positions during 2012.

        The Company recognizes interest and penalties related to unrecognized income tax benefits in its provision for income taxes; however, there were no such amounts during the years ended December 31, 2013, 2012 and 2011.

        The income tax receivable of $16.8 million as of December 31, 2012 in the accompanying consolidated balance sheets was a federal income tax refund that we received in 2013.